UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015
UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)
1777 Sentry Parkway West, Gwynedd Hall, Suite 302 Blue Bell, Pennsylvania (Address of Principal Executive Offices)	19422 (Zip Code)
Registrant’s telephone number, including area code: (267) 464-1700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2015, Harris Kealey was appointed to the Board of the Company as of that date, replacing Robert A. Hamwee, who resigned on February 13, 2015.  Mr. Kealey was appointed in accordance with the terms of a stockholders agreement entered into among the holders of the equity of the Company as described in the Company’s Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, which became effective on January 13, 2015.  Both Messrs. Kealey and Hamwee are  associated with New Mountain Finance Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITEK GLOBAL SERVICES, INC.

Date:	February 20, 2015	By:	/s/ Andrew J. Herning
Andrew J. Herning
Chief Financial Officer